Exhibit 99.1

Repligen Purchases Bioprocessing Analytics Portfolio from 908 Devices

Portfolio includes PAT devices for real-time process monitoring, control and analysis

WALTHAM, Mass., and BOSTON – March 4, 2025 – Repligen Corporation (Nasdaq: RGEN), a life sciences company focused on bioprocessing technology leadership, and 908 Devices Inc. (Nasdaq: MASS), a pioneer in purpose-built handheld and desktop devices for chemical analysis, announce that Repligen has purchased 908 Devices’ desktop portfolio of four devices for bioprocessing process analytical technology (PAT) applications. 908 Devices remains focused on the growth of its newly expanded handheld device portfolio for vital health and safety applications.

The addition of these desktop assets complements and strengthens Repligen’s differentiated PAT portfolio that provides its biopharmaceutical and CDMO customers with actionable insights to optimize development processes and improve manufacturing efficiencies. Products acquired from 908 Devices include MAVERICK and MAVEN for real-time monitoring and control of critical bioprocess parameters; REBEL, an at-line cell culture media analyzer; and ZipChip, a high-resolution sample separations device used in the characterization of product quality attributes.

Olivier Loeillot, President and Chief Executive Officer at Repligen said, “We are really excited to onboard the 908 bioprocessing team and the four differentiated upstream PAT technologies that are commercialized today. They are the perfect complement to our downstream analytics portfolio and will enable Repligen to further penetrate a broad set of modalities and offer analytics solutions across the entire bioprocess workflow. This asset acquisition is a true win-win for both organizations, and a significant step forward for Repligen as our customers increasingly embed digitization technologies in their production processes.”

“Repligen’s leadership in commercializing innovative solutions that advance bioprocessing is a great fit for our novel desktop devices and our bioprocessing team. I wish them continued success,” said Kevin J. Knopp, CEO and Co-founder, 908 Devices. “Going forward, 908 Devices will continue to advance chemical detection at the point of need with our handheld analytical devices in vital health and safety applications.”

Transaction Terms and Advisors

The purchase consideration is a payment of $70 million in cash. Centerview Partners LLC is acting as financial advisor and Goodwin Procter is serving as legal counsel to Repligen Corporation. Perella Weinberg Partners is acting as financial advisor and Paul Hastings LLP is serving as legal counsel to 908 Devices Inc.

Webcast Information

908 Devices will discuss the divestiture of its desktop assets on a conference call for its fourth quarter 2024 financial results before market open on Tuesday, March 4, 2025 at 5:30 a.m. Pacific Time / 8:30 a.m. Eastern Time. A webcast of the conference call can be accessed from the company’s Investor Relations website.

About Repligen Corporation

Repligen Corporation is a global life sciences company that develops and commercializes highly innovative bioprocessing technologies and systems that enable efficiencies in the process of manufacturing biological drugs. We are “inspiring advances in bioprocessing” for the customers we serve; primarily biopharmaceutical drug developers and contract development and manufacturing organizations (CDMOs) worldwide. Our focus areas are Filtration and Fluid Management, Chromatography, Process Analytics and Proteins. Our corporate headquarters are located in Waltham, Massachusetts, and the majority of our manufacturing sites are in the U.S., with additional key sites in Estonia, France, Germany, Ireland, the Netherlands and Sweden. For more information about the company see our website at www.repligen.com, and follow us on LinkedIn.

About 908 Devices

908 Devices is revolutionizing chemical analysis with its simple handheld and desktop devices, addressing life-altering applications. The Company’s devices are used at the point-of-need to interrogate unknown and invisible materials and provide quick, actionable answers to directly address some of the most critical problems in forensics, bioprocessing, pharma/biopharma, life science research and adjacent markets. The Company is headquartered in the heart of Boston, where it designs and manufactures innovative products that bring together the power of complementary analytical technologies, microfluidic sampling and separations, software automation, and machine learning. To learn more, visit  908devices.com.

Repligen Forward Looking Statements

This press release contains forward-looking statements, which are made pursuant to and in reliance upon the safe harbor provisions of the federal securities laws including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein which do not describe historical facts, including, among others, any express or implied statements or guidance regarding the expected results of our purchase of the bioprocessing analytics portfolio from 908 Devices on Repligen’s future financial performance, expected synergies following such purchase, the expected performance of our business, customer adoption and demand of 908 Devices’ technologies, the expected expansion of Repligen’s product lines and modalities, are based on management’s current expectations and beliefs and are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, our ability to integrate 908 Devices’ desktop portfolio and relevant personnel into our existing business and to achieve expected synergies; our ability to maintain or expand historical sales of 908 Devices’ desktop portfolio; our ability to accurately forecast the asset acquisition, related costs and allocation of the purchase price and other intangibles related to the transaction and other asset adjustments; our ability to forecast customer demand of the acquired assets, and other risks and uncertainties detailed in Repligen’s most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K on file with the Securities and Exchange Commission (the Commission) as well as our upcoming Annual Report on form 10-K for the year ended December 31, 2024 and any subsequent filings made with the Commission, which are available at the Commission’s website at www.sec.gov. Actual results may differ materially from those Repligen contemplated by these forward-looking statements, which reflect management’s current views, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions, and are based only on information currently available to us. Repligen cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Repligen disclaims any obligation to update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

908 Devices Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements, including, without limitation, statements regarding the Company’s future revenue and growth, statements relating to the transaction, including statements regarding the benefits of the transaction. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on management’s current expectations and involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement. These risks include but are not limited to: our ability to implement successfully strategic initiatives; risks relating to our ability to achieve the anticipated benefits from the transaction; actions and initiatives taken by both current and potential competitors; as well as the effects of more general factors such as changes in general market, economic or political conditions or in legislation, regulation or public policy. Additional risks are outlined under “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our quarterly reports on Form 10-Q which are available on the SEC's website at www.sec.gov. Additional information will be made available in our annual and quarterly reports and other filings that we make from time to time with the SEC. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this press release to reflect changes since the date of this press release, except as may be required by law.

Repligen Contact:
Sondra S. Newman, Global Head of Investor Relations
(781) 419-1881
investors@repligen.com

908 Devices Media Contact	908 Devices Investor Contact
Barbara Russo	Carrie Mendivil
brusso@908devices.com	IR@908devices.com

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